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Standish Ayer & Wood Intermediate Fixed Income

One Year Results

Additional Death Benefit                                  ADB          NO ADB
Annual Growth Rate (after Fund Management)               -0.70%        -0.70%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                0.999941      0.999947

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   978.71        980.66
Non-Standard Annual Return                                   -2.13%        -1.93%
**Standard Before Surrender Chg                              976.96        978.91
Standard FV (M&E, Contract Chg, Surr. Chg.)                  922.82        924.79
Standard Annualized Performance                              -7.72%        -7.52%


Since Inception

Additional Death Benefit                                  ADB          NO ADB
Annual Growth Rate (after Fund Management)               3.51%         3.51%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000055      1.000060

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,037.62      1,041.46
Non-Standard Annual Return                                    2.02%         2.22%
**Standard Before Surrender Chg                            1,034.12      1,037.96
Standard FV (M&E, Contract Chg, Surr. Chg.)                  980.32        984.18
Standard Annualized Performance                              -1.07%        -0.86%


Standish Ayer & Wood Mid Cap Equity

One Year Results

Additional Death Benefit                                  ADB          No ADB


Annual Growth Rate (after Fund Management)               10.99%        10.99%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000246      1.000251

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,093.92      1,096.11
Non-Standard Annual Return                                    9.39%         9.61%
**Standard Before Surrender Chg                            1,091.97      1,094.16
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,038.52      1,040.72
Standard Annualized Performance                               3.85%         4.07%


Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               2.90%         2.90%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000039      1.000044

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,026.35      1,030.15
Non-Standard Annual Return                                    1.42%         1.62%
**Standard Before Surrender Chg                            1,022.44      1,026.24
Standard FV (M&E, Contract Chg, Surr. Chg.)                  968.58        972.40
Standard Annualized Performance                              -1.71%        -1.50%


Standish Ayer & Wood Money Market

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               4.41%         4.41%
**'Calendar Days Since Deposit                            365           365

Dependent Variables


M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000079      1.000084

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,029.07      1,031.13
Non-Standard Annual Return                                    2.91%         3.11%
**Standard Before Surrender Chg                            1,027.23      1,029.29
Standard FV (M&E, Contract Chg, Surr. Chg.)                  973.39        975.47
Standard Annualized Performance                              -2.66%        -2.45%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               5.08%         5.08%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000096      1.000102

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,066.87      1,070.81
Non-Standard Annual Return                                    3.57%         3.77%
**Standard Before Surrender Chg                            1,063.19      1,067.13
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,009.56      1,013.54
Standard Annualized Performance                               0.52%         0.73%


Standish Global Fixed Income

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               0.42%         0.42%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0


**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                0.999972      0.999977

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   989.74        991.73
Non-Standard Annual Return                                   -1.03%        -0.83%
**Standard Before Surrender Chg                              987.97        989.96
Standard FV (M&E, Contract Chg, Surr. Chg.)                  933.90        935.90
Standard Annualized Performance                              -6.61%        -6.41%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               4.70%         4.70%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000086      1.000092

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,059.75      1,063.67
Non-Standard Annual Return                                    3.19%         3.40%
**Standard Before Surrender Chg                            1,056.21      1,060.13
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,002.55      1,006.49
Standard Annualized Performance                               0.14%         0.35%


Stein, Roe & Farnham Small Cap Equity

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               31.59%        31.59%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000713      1.000718


Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,296.96      1,299.55
Non-Standard Annual Return                                   29.70%        29.96%
**Standard Before Surrender Chg                            1,294.64      1,297.23
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,242.41      1,245.02
Standard Annualized Performance                              24.24%        24.50%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               -2.96%        -2.96%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                0.999878      0.999883

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   921.03        924.44
Non-Standard Annual Return                                   -4.36%        -4.17%
**Standard Before Surrender Chg                              916.39        919.80
Standard FV (M&E, Contract Chg, Surr. Chg.)                  861.89        865.32
Standard Annualized Performance                              -7.73%        -7.53%


Stein Roe & Farnham Large Cap Growth

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               32.40%        32.40%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000729      1.000735

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,304.94      1,307.55


Non-Standard Annual Return                                   30.49%        30.76%
**Standard Before Surrender Chg                            1,302.61      1,305.22
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,250.42      1,253.05
Standard Annualized Performance                              25.04%        25.31%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               21.82%        21.82%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000501      1.000507

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,401.71      1,406.89
Non-Standard Annual Return                                   20.07%        20.31%
**Standard Before Surrender Chg                            1,397.04      1,402.23
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,345.42      1,350.64
Standard Annualized Performance                              17.43%        17.68%


Babson Large Cap Value

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               14.14%        14.14%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000323      1.000328

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,124.97      1,127.22
Non-Standard Annual Return                                   12.50%        12.72%
**Standard Before Surrender Chg                            1,122.96      1,125.21


Standard FV (M&E, Contract Chg, Surr. Chg.)                1,069.69      1,071.96
Standard Annualized Performance                               6.97%         7.20%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               1.46%         1.46%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000000      1.000005

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   999.99      1,003.69
Non-Standard Annual Return                                    0.00%         0.20%
**Standard Before Surrender Chg                              995.97        999.67
Standard FV (M&E, Contract Chg, Surr. Chg.)                  941.94        945.66
Standard Annualized Performance                              -3.19%        -2.98%


Lord, Abbett Growth & Income

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               23.69%        23.69%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000543      1.000548

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,219.09      1,221.53
Non-Standard Annual Return                                   21.91%        22.15%
**Standard Before Surrender Chg                            1,216.91      1,219.35
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,164.22      1,166.67
Standard Annualized Performance                              16.42%        16.67%




Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               12.38%        12.38%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000280      1.000286

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,207.74      1,212.21
Non-Standard Annual Return                                   10.76%        10.98%
**Standard Before Surrender Chg                            1,203.38      1,207.85
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,150.60      1,155.09
Standard Annualized Performance                               7.89%         8.12%


Kornitzer Balanced

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               6.11%         6.11%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000123      1.000128

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,045.82      1,047.92
Non-Standard Annual Return                                    4.58%         4.79%
**Standard Before Surrender Chg                            1,043.95      1,046.05
Standard FV (M&E, Contract Chg, Surr. Chg.)                  990.22        992.32
Standard Annualized Performance                              -0.98%        -0.77%


Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               -2.72%        -2.72%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                0.999885      0.999890

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   925.24        928.67
Non-Standard Annual Return                                   -4.12%        -3.93%
**Standard Before Surrender Chg                              921.50        924.93
Standard FV (M&E, Contract Chg, Surr. Chg.)                  867.03        870.48
Standard Annualized Performance                              -7.44%        -7.24%


BBOI International

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               29.74%        29.74%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000674      1.000679

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,278.72      1,281.28
Non-Standard Annual Return                                   27.87%        28.13%
**Standard Before Surrender Chg                            1,276.44      1,279.00
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,224.10      1,226.67
Standard Annualized Performance                              22.41%        22.67%



Since Inception

Additional Death Benefit                                  ADB          No ADB


Annual Growth Rate (after Fund Management)               8.98%         8.98%
Calendar Days Since Inception                             674           674

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        309           309
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000196      1.000201

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,141.13      1,145.35
Non-Standard Annual Return                                    7.41%         7.63%
**Standard Before Surrender Chg                            1,136.56      1,140.78
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,083.38      1,087.62
Standard Annualized Performance                               4.43%         4.65%



Dreyfus Stock Index

One Year Results

Additional Death Benefit                                   ADB         No ADB
Annual Growth Rate (after Fund Management)               27.35%        27.35%
**'Calendar Days Since Deposit                             365          365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000623      1.000628

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,255.17      1,257.68
Non-Standard Annual Return                                   25.52%        25.77%
**Standard Before Surrender Chg                            1,252.92      1,255.44
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,200.44      1,202.97
Standard Annualized Performance                              20.04%        20.30%



Since Inception

Additional Death Benefit                                   ADB         No ADB
Annual Growth Rate (after Fund Management)               16.33%        16.33%
Calendar Days Since Inception                             3654          3654

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                      10            10
**Days into Current Year                                          4             4
**Basic Surrender Charge                                         0%            0%
**Non-Standard Daily Factor                                1.000375      1.000380



Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 3,931.83      4,011.34
Non-Standard Annual Return                                   14.66%        14.88%
**Standard Before Surrender Chg                            3,907.14      3,986.66
Standard FV (M&E, Contract Chg, Surr. Chg.)                3,907.14      3,986.66
Standard Annualized Performance                              14.58%        14.81%


Five Year Results
Additional Death Benefit                                 No ADB         ADB
Annual Growth Rate (after Fund Management)               24.56%        24.56%
Calendar Days Since Inception                             1825          1825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       5             5
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         2%            2%
**Non-Standard Daily Factor                                1.000562      1.000568

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 2,788.73      2,816.76
Non-Standard Annual Return                                   22.77%        23.01%
**Standard Before Surrender Chg                            2,777.50      2,805.53
Standard FV (M&E, Contract Chg, Surr. Chg.)                2,763.06      2,791.14
Standard Annualized Performance                              22.54%        22.79%


Dreyfus Disciplined Stock

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               26.83%        26.83%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000612      1.000617

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,250.04      1,252.54
Non-Standard Annual Return                                   25.00%        25.25%
**Standard Before Surrender Chg                            1,247.81      1,250.31
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,195.29      1,197.81
Standard Annualized Performance                              19.53%        19.78%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               23.31%        23.31%
Calendar Days Since Inception                             1248          1248

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       3             3
**Days into Current Year                                        153           153
**Basic Surrender Charge                                         4%            4%
**Non-Standard Daily Factor                                1.000534      1.000540

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,948.08      1,961.45
Non-Standard Annual Return                                   21.53%        21.78%
**Standard Before Surrender Chg                            1,939.14      1,952.51
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,906.90      1,920.32
Standard Annualized Performance                              20.78%        21.03%


Invesco High Yield

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               8.19%         8.19%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000176      1.000181

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,066.33      1,068.46
Non-Standard Annual Return                                    6.63%         6.85%
**Standard Before Surrender Chg                            1,064.42      1,066.55
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,010.81      1,012.95
Standard Annualized Performance                               1.08%         1.30%



Since Inception



Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               11.17%        11.17%
Calendar Days Since Inception                             1953          1953

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       5             5
**Days into Current Year                                        128           128
**Basic Surrender Charge                                         2%            2%
**Non-Standard Daily Factor                                1.000250      1.000256

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,630.68      1,648.23
Non-Standard Annual Return                                    9.57%         9.79%
**Standard Before Surrender Chg                            1,619.24      1,636.79
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,602.48      1,620.06
Standard Annualized Performance                               9.21%         9.44%


Invesco Industrial Income

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               20.35%        20.35%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000468      1.000473

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,186.17      1,188.55
Non-Standard Annual Return                                   18.62%        18.85%
**Standard Before Surrender Chg                            1,184.05      1,186.43
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,131.16      1,133.55
Standard Annualized Performance                              13.12%        13.35%



Since Inception

Additional Death Benefit                                  ADB          No ADB


Annual Growth Rate (after Fund Management)               19.64%        19.64%
Calendar Days Since Inception                             1878          1878

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       5             5
**Days into Current Year                                         53            53
**Basic Surrender Charge                                         2%            2%
**Non-Standard Daily Factor                                1.000452      1.000457

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 2,335.01      2,359.16
Non-Standard Annual Return                                   17.92%        18.15%
**Standard Before Surrender Chg                            2,322.28      2,346.44
Standard FV (M&E, Contract Chg, Surr. Chg.)                2,306.93      2,331.13
Standard Annualized Performance                              17.64%        17.88%


Lazard Small Cap

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               16.39%        16.39%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000376      1.000382

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,147.14      1,149.44
Non-Standard Annual Return                                   14.71%        14.94%
**Standard Before Surrender Chg                            1,145.09      1,147.39
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,091.96      1,094.27
Standard Annualized Performance                               9.20%         9.43%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               -0.53%        -0.53%
Calendar Days Since Inception                             696           696


Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                        331           331
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                0.999946      0.999951

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                   962.92        966.60
Non-Standard Annual Return                                   -1.96%        -1.77%
**Standard Before Surrender Chg                              958.82        962.50
Standard FV (M&E, Contract Chg, Surr. Chg.)                  904.57        908.27
Standard Annualized Performance                              -5.12%        -4.92%


American Century Growth & Income

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               26.20%        26.20%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000598      1.000603

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,243.83      1,246.32
Non-Standard Annual Return                                   24.38%        24.63%
**Standard Before Surrender Chg                            1,241.61      1,244.10
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,189.06      1,191.56
Standard Annualized Performance                              18.91%        19.16%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               19.99%        19.99%
Calendar Days Since Inception                             699           699

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1


**Days into Current Year                                        334           334
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000460      1.000465

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,378.82      1,384.11
Non-Standard Annual Return                                   18.26%        18.50%
**Standard Before Surrender Chg                            1,374.37      1,379.67
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,322.62      1,327.94
Standard Annualized Performance                              15.72%        15.96%


American Century Value

One Year Results

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               11.78%        11.78%
**'Calendar Days Since Deposit                            365           365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       1             1
**Days into Current Year                                          0             0
**Basic Surrender Charge                                         6%            6%
**Non-Standard Daily Factor                                1.000265      1.000271

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,101.71      1,103.91
Non-Standard Annual Return                                   10.17%        10.39%
**Standard Before Surrender Chg                            1,099.74      1,101.94
Standard FV (M&E, Contract Chg, Surr. Chg.)                1,046.34      1,048.56
Standard Annualized Performance                               4.63%         4.86%



Since Inception

Additional Death Benefit                                  ADB          No ADB
Annual Growth Rate (after Fund Management)               12.46%        12.46%
Calendar Days Since Inception                             1248          1248

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                  1.45%         1.25%
**Whole Years Since Deposit                                       3             3
**Days into Current Year                                        153           153
**Basic Surrender Charge                                         4%            4%

**Non-Standard Daily Factor                                1.000282      1.000288

Results
Arbitrary Premium                                          1,000.00      1,000.00
Non-Standard FV (M&E Only)                                 1,421.80      1,431.56
Non-Standard Annual Return                                   10.84%        11.06%
**Standard Before Surrender Chg                            1,413.92      1,423.68
Standard CV (M&E, Contract Chg, Surr. Chg.)                1,379.58      1,389.37
Standard Annualized Performance                               9.87%        10.10%
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